UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 8, 2004


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

             Delaware                     0-18399            62-1386759
    ----------------------------       -----------       -------------------
    (State or other jurisdiction       (Commission         (IRS Employer
          of incorporation)              File No.)       Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri             64804
--------------------------------------------------          ----------
    (Address of principal executive offices)                (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
         ---------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On October 8, 2004, SiriCOMM, Inc. issued a press release to announce that it has completed the first phase of installation of its wireless network and upon successful final testing will be open for business. SiriCOMM has installed approximately 250 Wi-Fi Hot Spot sites in 38 states and can begin offering and providing service to its target customers who seek high-speed wireless Internet access as well as access to the Company's suite of productivity software services. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  99.1 Press release dated October 8, 2004 issued by SiriCOMM, Inc. regarding the completion by the Company of its first phase of installation of its wireless network.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIRICOMM,  INC.
                                                   (Registrant)


Date: October 11, 2004                             By: /s/ J. Richard Iler
                                                      --------------------------
                                                      J. Richard Iler,
                                                      Chief Financial Officer

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